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                    METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                         SUPPLEMENT DATED JULY 15, 2013
           TO THE PROSPECTUSES DATED APRIL 29, 2013 (AS SUPPLEMENTED)

This supplement describes changes to the optional GMIB Max IV rider that will be effective for Series O variable annuity contracts issued by MetLife Investors USA Insurance Company and Class O variable annuity contracts issued by First MetLife Investors Insurance Company (collectively with MetLife Investors USA Insurance Company, "we," "us," or "our").

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 709-2811 to request a free copy.

GMIB MAX IV - RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS

If you elected the GMIB Max IV optional rider, we will not accept subsequent Purchase Payments from you after the close of the New York Stock Exchange on August 9, 2013. However, we will accept a subsequent Purchase Payment received after August 9, 2013 if the Purchase Payment was initiated by paperwork for a direct transfer or an exchange under Section 1035 of the Internal Revenue Code that we accepted, and which was received by our MetLife Annuity Service Center in good order, before the close of the New York Stock Exchange on August 9, 2013. We will also accept a subsequent Purchase Payment received after August 9, 2013 if the Purchase Payment is received during the Initial Purchase Payment Period for the contract (see "Expenses - Sales Charge - Initial Purchase Payment Period" in the prospectus).

In addition, we will permit you to make a subsequent Purchase Payment when either of the following conditions applies to your contract: (a) your Account Value is below the minimum described in the "Purchase - Termination for Low Account Value" section of the prospectus; or (b) the rider charge is greater than your Account Value.

For more information, please see "Purchase - Investment Allocation Restrictions for Certain Riders - Restrictions on Subsequent Purchase Payments - GMIB Max" in the prospectus.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

Distributor:
MetLife Investors Distribution Company         Telephone: (800) 709-2811
5 Park Plaza, Suite 1900, Irvine, CA 92614

                                                                  SUPP-OUSNY0713